UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest even reported): February 24, 2016

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Zug, Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Switzerland		1214
(Address of principal executive offices)		(Zip Code)

+41 (22) 930-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a‑12 under the Securities Act (17 CFR 240.14a‑12)

☐  Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Furnished as Exhibit 99.1 to this Current Report on Form 8‑K is the Company’s standalone Swiss statutory financial statements which comprise the statement of operations, balance sheet and notes for the year ended December 31, 2015, which financial statements and reports thereon are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)    Exhibits

The exhibit to this report furnished pursuant to Item 9.01 is as follows:

Number	Description
99.1	Standalone Swiss statutory financial statements of Transocean Ltd. which comprise the statement of operations, balance sheet and notes for the year ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSOCEAN LTD.

Date: February 24, 2016	By	/s/ Brady K. Long
Brady K. Long
Senior Vice President and General Counsel

Index to Exhibits

Number	Description
99.1	Standalone Swiss statutory financial statements of Transocean Ltd. which comprise the statement of operations, balance sheet and notes for the year ended December 31, 2015